------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 19, 2003


                  REGIONS ACCEPTANCE LLC (as Depositor under
                the Trust Agreement dated as of March 1, 2003)
                   (Regions Auto Receivables Trust 2003-1).


            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-100339                55-0800861
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


417 20th Street North
Birmingham, Alabama                                           35203
--------------------------------------------------------------------------------
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (205) 944-1300

                                   No Change
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
             ------------

             Filing of Certain Agreements
             ----------------------------

     On March 19, 2003, Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee of Regions Auto Receivables Trust 2003-1 (the "Issuer"), as issuer, and The Bank of New York (the "Indenture Trustee"), as indenture trustee, entered into an indenture dated as of March 1, 2003 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.1.

     On March 19, 2003, Regions Acceptance LLC (the "Depositor"), as depositor, and Wachovia Bank of Delaware, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of March 1, 2003 (the "Trust Agreement"). The Trust Agreement is attached hereto as Exhibit 4.2.

     On March 19, 2003, Regions Bank ("Regions"), as seller, master servicer, administrator and custodian, the Depositor, as depositor, the Issuer, as issuer, and the Indenture Trustee, as indenture trustee, entered into a sale and servicing agreement dated as of March 1, 2003 (the "Sale and Servicing Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 99.1.

     On March 19, 2003, the Issuer, Regions, as administrator, and the Indenture Trustee, as indenture trustee, entered into an administration agreement dated as of March 1, 2003 (the "Administration Agreement"). The Administration Agreement is attached hereto as Exhibit 99.2.

     On March 19, 2003, Regions, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of March 1, 2003 (the "Receivables Purchase Agreement"). The Receivables Purchase Agreement is attached hereto as Exhibit 99.3.

          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          4.1         Indenture
          4.2         Trust Agreement
          99.1        Sale and Servicing Agreement
          99.2        Administration Agreement
          99.3        Receivables Purchase Agreement

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            REGIONS ACCEPTANCE LLC

                            By: /s/ Ron Luth
                                ---------------------------------------------
                                Ron Luth
                                President and Chief Executive Officer







Dated: March 26, 2003

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                     Description
-----------                     -----------


4.1                             Indenture


4.2                             Trust Agreement


99.1                            Sale and Servicing Agreement


99.2                            Administration Agreement


99.3                            Receivables Purchase Agreement